Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
AUGUST, 2000



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.8673%



        Excess Protection Level
          3 Month Average  5.47%
          August, 2000  5.50%
          July, 2000  6.02%
          June, 2000  4.89%


        Cash Yield                                  19.12%


        Investor Charge Offs                        4.51%


        Base Rate                                   9.10%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           10.94%


        Total Payment Rate                          14.32%


        Total Principal Balance                     $ 55,220,806,818.68


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 6,039,606,300.19